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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants we hereby consent to the use of our reports (and to all references to our Firm) included or incorporated by reference in the registration statement on Form S-1 of Freeport-McMoRan Sulphur Inc.


                                             /s/ ARTHUR ANDERSEN LLP


New Orleans, Louisiana
November 17, 1997